EXHIBIT 24.1
                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of Universal Corporation, a Virginia corporation (the "Corporation"), hereby constitute and appoint each of Henry H. Harrell, James M. White, III, William L. Taylor and Francis V. Lowden, III, and each of them acting alone with full power of substitution, their true and lawful attorneys-in-fact and agents, to sign, on behalf of the undersigned, a registration statement under the Securities Act of 1933, as amended (the
"Securities Act"), and any amendment or amendments, including post-effective amendments thereto and any other documents in support thereof, for the registration, under the Securities Act, of debt securities of the Corporation and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and the undersigned do hereby ratify and confirm all that said attorneys-in-fact, each acting alone, or his substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 7th day of December, 1995.


Signature                             Title

/s/ William W. Berry                  Director
------------------------------
     William W. Berry


/s/ Ronald E. Carrier                 Director
------------------------------
     Ronald E. Carrier


/s/ Wallace L. Chandler               Director
------------------------------
     Wallace L. Chandler

/s/ Lawrence S. Eagleburger           Director
------------------------------
     Lawrence S. Eagleburger


/s/ Charles H. Foster, Jr.            Director
------------------------------
     Charles H. Foster, Jr.

/s/ Henry H. Harrell                  Chairman and Chief Executive Officer
------------------------------        and Director (Principal Executive Officer)
     Henry H. Harrell



/s/ Richard G. Holder                 Director
------------------------------
     Richard G. Holder

/s/ Allen B. King                     President and Chief Operating Officer
------------------------------        and Director
     Allen B. King

/s/ John D. Munford, II               Director
------------------------------
     John D. Munford, II


/s/ Hubert R. Stallard                Director
------------------------------
     Hubert R. Stallard


/s/ Hartwell H. Roper                 Vice President and Chief Financial
------------------------------        Officer (Principal Financial Officer)
     Hartwell H. Roper

/s/ William J. Coronado               Controller (Principal Accounting
------------------------------        Officer)
     William J. Coronado